Exhibit 99.1

The Bank of New York Mellon Corporation

Revised Financial Supplement
(Business Resegmentation)

Seven Quarter Trend Through 3Q21
And Full Years 2020 and 2019

THE BANK OF NEW YORK MELLON CORPORATION
BUSINESS RESEGMENTATION

The following disclosures provide supplemental information related to changes to our business segments, which became effective in the fourth quarter of 2021. The disclosures also provide information related to certain reclassifications on the consolidated income statement that are being made to further simplify our total revenue presentation.

The business segment changes include creating the following two new segments by disaggregating the former Investment Services segment:

Market and Wealth Services business segment. This segment includes the Pershing, Treasury Services and Clearance and Collateral Management businesses.

Securities Services business segment. This segment includes the Asset Servicing and Issuer Services businesses.

Our Investment and Wealth Management business segment and Other segment were not impacted by the changes.

The following pages provide detailed financial information to assist investors in understanding how the business segment results would have been presented in previously-filed reports based on how the businesses are managed beginning in the fourth quarter of 2021.

Below is a summary of our business segments, before and after the changes.

FORMER	Investment Services					Investment and Wealth Management		Other
	Pershing	Treasury Services	Clearance and Collateral Management	Asset Servicing	Issuer Services	Investment Management	Wealth Management

CURRENT	Market and Wealth Services			Securities Services		Investment and Wealth Management		Other
	Pershing	Treasury Services	Clearance and Collateral Management	Asset Servicing	Issuer Services	Investment Management	Wealth Management

In conjunction with the changes to our business segments, the following simplifications were made to the consolidated income statement presentation:

Asset servicing fees, clearing services fees, issuer services fees and treasury services fees have been collapsed to one line, investment services fees.

Net securities gains (losses) were reclassified to investment and other income. Investment and other income was renamed investment and other revenue.

These simplifications had no impact on consolidated total revenue or total revenue for each of the business segments. Prior periods were reclassified for comparability.

For the segment presentation, we are now presenting investment services fees for each line of business, as well as other fees, total fee revenue, investment and other revenue and total fee and other revenue for each business segment.

THE BANK OF NEW YORK MELLON CORPORATION
BUSINESS SEGMENT REVENUE

Market and Wealth Services business segment

Line of business	Primary products and services	Primary types of revenue
Pershing	Clearing and custody, investment, wealth and retirement solutions, technology and enterprise data management, trading services and prime brokerage	– Investment services fees – Net interest revenue

Treasury Services	Integrated cash management solutions including payments, foreign exchange, liquidity management, receivables processing and payables management and trade finance and processing	– Investment services fees – Net interest revenue – Foreign exchange revenue

Clearance and Collateral Management	Clearance (including U.S. government and global clearing services) and Global Collateral Management (including tri-party services)	– Investment services fees – Net interest revenue

Securities Services business segment

Line of business	Primary products and services	Primary types of revenue
Asset Servicing	Custody, Trust & Depositary, accounting, ETF services, middle-office solutions, transfer agency, services for private equity and real estate funds, foreign exchange, securities lending, liquidity/lending services, prime brokerage and data analytics	– Investment services fees (includes securities lending revenue) – Net interest revenue – Foreign exchange revenue – Financing-related fees

Issuer Services	Corporate Trust (trustee, paying agency, fiduciary, escrow and other financial services) and Depositary Receipts (issuer services and support for brokers and investors)	– Investment services fees – Net interest revenue – Foreign exchange revenue

Investment and Wealth Management business segment

Line of business	Primary products and services	Primary types of revenue
Investment Management	Diversified investment management strategies and distribution of investment products	– Investment management fees – Performance fees – Distribution and servicing fees

Wealth Management	Investment management, custody, wealth and estate planning, private banking services, investment services and information management	– Investment management fees – Net interest revenue

Other segment	Description	Primary types of revenue
	Includes leasing portfolio, corporate treasury activities, including our securities portfolio, derivatives and other trading activity, corporate and bank-owned life insurance, renewable energy investments and certain business exits	– Investment and other revenue – Other trading revenue – Net gains (losses) on securities – Net interest revenue (expense)

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)	Quarters							Full years
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20	FY19
Revenue
Investment services fees	$2,091	$2,076	$2,056	$1,969	$2,012	$2,025	$2,041	$8,047	$7,900
Investment management and performance fees	913	889	890	884	835	786	862	3,367	3,389
Foreign exchange revenue	185	184	231	187	149	193	245	774	564
Financing-related fees	48	48	51	46	49	58	59	212	196
Distribution and servicing fees	28	27	29	28	29	27	31	115	129
Total fee revenue	3,265	3,224	3,257	3,114	3,074	3,089	3,238	12,515	12,178
Investment and other revenue	129	91	9	49	70	141	56	316	1,096
Total fee and other revenue	3,394	3,315	3,266	3,163	3,144	3,230	3,294	12,831	13,274
Net interest revenue	641	645	655	680	703	780	814	2,977	3,188
Total revenue	4,035	3,960	3,921	3,843	3,847	4,010	4,108	15,808	16,462
Provision for credit losses	(45)	(86)	(83)	15	9	143	169	336	(25)
Noninterest expense
Staff	1,584	1,518	1,602	1,554	1,466	1,464	1,482	5,966	6,063
Software and equipment	372	365	362	359	340	345	326	1,370	1,222
Professional, legal and other purchased services	363	363	343	381	355	337	330	1,403	1,345
Sub-custodian and clearing	129	132	124	116	119	120	105	460	450
Net occupancy	120	122	123	173	136	137	135	581	564
Distribution and servicing	76	73	74	75	85	85	91	336	374
Bank assessment charges	34	35	34	24	30	35	35	124	125
Business development	22	22	19	26	17	20	42	105	213
Amortization of intangible assets	19	20	24	26	26	26	26	104	117
Other	199	128	146	191	107	117	140	555	427
Total noninterest expense	2,918	2,778	2,851	2,925	2,681	2,686	2,712	11,004	10,900
Income before income taxes	1,162	1,268	1,153	903	1,157	1,181	1,227	4,468	5,587
Provision for income taxes	219	241	221	148	213	216	265	842	1,120
Net income	943	1,027	932	755	944	965	962	3,626	4,467
Net loss (income) attributable to noncontrolling interests	4	(5)	(5)	(5)	(7)	(15)	18	(9)	(26)
Preferred stock dividends	(66)	(31)	(69)	(48)	(61)	(49)	(36)	(194)	(169)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$881	$991	$858	$702	$876	$901	$944	$3,423	$4,272

Average common shares and equivalents outstanding: Basic	844,088	869,460	882,558	889,928	889,499	889,020	894,122	890,839	939,623
Diluted	849,028	873,475	885,655	891,846	891,069	890,561	896,689	892,514	943,109

Earnings per common share: Basic	$1.04	$1.14	$0.97	$0.79	$0.98	$1.01	$1.05	$3.84	$4.53
Diluted	$1.04	$1.13	$0.97	$0.79	$0.98	$1.01	$1.05	$3.83	$4.51

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

	Quarters							Full years
(in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20	FY19
Investment services fees	$2,091	$2,076	$2,056	$1,969	$2,012	$2,025	$2,041	$8,047	$7,900
Investment management and performance fees:
Investment management fees (a)	892	875	850	839	828	781	812	3,260	3,306
Performance fees	21	14	40	45	7	5	50	107	83
Total investment management and performance fees	913	889	890	884	835	786	862	3,367	3,389
Foreign exchange revenue	185	184	231	187	149	193	245	774	564
Financing-related fees	48	48	51	46	49	58	59	212	196
Distribution and servicing fees	28	27	29	28	29	27	31	115	129
Total fee revenue	3,265	3,224	3,257	3,114	3,074	3,089	3,238	12,515	12,178
Investment and other revenue:
(Loss) income from consolidated investment management funds	(7)	13	17	41	27	54	(38)	84	56
Seed capital gains (losses) (b)	7	18	3	22	9	23	(31)	23	14
Other trading revenue (loss)	20	(1)	(7)	(31)	(14)	(8)	66	13	77
Renewable energy investment (losses)	(42)	(41)	(81)	(27)	(34)	(34)	(34)	(129)	(120)
Corporate/bank-owned life insurance	33	29	33	43	33	36	36	148	138
Other investments gains (c)	70	23	11	18	11	13	(7)	35	841
Disposal gains (losses)	7	6	—	(61)	—	—	—	(61)	—
Expense reimbursements from joint venture	25	25	23	22	23	19	21	85	79
Other income	14	17	10	16	6	29	34	85	29
Net securities gains (losses)	2	2	—	6	9	9	9	33	(18)
Total investment and other revenue	129	91	9	49	70	141	56	316	1,096
Total fee and other revenue	$3,394	$3,315	$3,266	$3,163	$3,144	$3,230	$3,294	$12,831	$13,274
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(c) Includes strategic equity, private equity and other investments.

THE BANK OF NEW YORK MELLON CORPORATION
MONEY MARKET FEE WAIVERS

	Quarters							Full year
(in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20
Investment services fees	$(142)	$(148)	$(109)	$(85)	$(62)	$(53)	$(9)	$(209)
Investment management and performance fees (a)	(109)	(115)	(89)	(56)	(42)	(30)	(14)	(142)
Distribution and servicing fees	(11)	(13)	(13)	(8)	(6)	(3)	—	(17)
Total fee revenue	(262)	(276)	(211)	(149)	(110)	(86)	(23)	(368)
Less: Distribution and servicing expense	29	24	23	15	9	7	—	31
Net impact of money market fee waivers	$(233)	$(252)	$(188)	$(134)	$(101)	$(79)	$(23)	$(337)

Impact to investment services fees by line of business (b):
Pershing	$(86)	$(91)	$(77)	$(65)	$(59)	$(53)	$(9)	$(186)
Treasury Services	(10)	(11)	(6)	(4)	—	—	—	(4)
Asset Servicing	(29)	(30)	(15)	(9)	(1)	—	—	(10)
Issuer Services	(17)	(16)	(11)	(7)	(2)	—	—	(9)
Total impact to investment services fees by line of business	$(142)	$(148)	$(109)	$(85)	$(62)	$(53)	$(9)	$(209)

Impact to revenue by line of business (b):
Pershing	$(102)	$(99)	$(94)	$(85)	$(73)	$(60)	$(9)	$(227)
Treasury Services	(13)	(16)	(9)	(5)	(1)	—	—	(6)
Asset Servicing	(47)	(50)	(29)	(13)	(4)	(1)	—	(18)
Issuer Services	(22)	(22)	(15)	(10)	(2)	(1)	—	(13)
Investment Management (a)	(76)	(85)	(61)	(34)	(28)	(24)	(14)	(100)
Wealth Management	(2)	(4)	(3)	(2)	(2)	—	—	(4)
Total impact to revenue by line of business	$(262)	$(276)	$(211)	$(149)	$(110)	$(86)	$(23)	$(368)
(a) Money market fee waivers were $49 million in 2019.
(b) The line of business revenue for management reporting purposes reflects the impact of revenue transferred between the businesses.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

	Quarters							Full years
(dollars in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20	FY19
Income statement:
Revenue
Investment services fees
Pershing	$427	$439	$459	$422	$401	$436	$475	$1,734	$1,668
Treasury Services	168	160	164	163	167	157	154	641	584
Clearance and Collateral Management	228	228	226	220	218	227	231	896	904
Total investment services fees	823	827	849	805	786	820	860	3,271	3,156
Foreign exchange revenue	23	23	21	24	17	13	25	79	69
Other fees (a)	31	32	37	33	41	42	50	166	184
Total fee revenue	877	882	907	862	844	875	935	3,516	3,409
Investment and other revenue	13	21	7	9	8	15	30	62	56
Total fee and other revenue	890	903	914	871	852	890	965	3,578	3,465
Net interest revenue	283	289	289	292	286	323	327	1,228	1,230
Total revenue	1,173	1,192	1,203	1,163	1,138	1,213	1,292	4,806	4,695
Provision for credit losses	(16)	(19)	(29)	8	(3)	46	49	100	(5)
Noninterest expense (ex. amortization of intangible assets)	665	647	673	661	637	624	655	2,577	2,600
Amortization of intangible assets	3	5	9	9	9	10	9	37	39
Total noninterest expense	668	652	682	670	646	634	664	2,614	2,639
Income before taxes	$521	$559	$550	$485	$495	$533	$579	$2,092	$2,061

Total revenue by line of business:
Pershing	$566	$590	$605	$563	$538	$578	$653	$2,332	$2,287
Treasury Services	326	319	317	325	323	340	339	1,327	1,275
Clearance and Collateral Management	281	283	281	275	277	295	300	1,147	1,133
Total revenue by line of business	$1,173	$1,192	$1,203	$1,163	$1,138	$1,213	$1,292	$4,806	$4,695

Financial ratios:
Pre-tax operating margin	44%	47%	46%	42%	43%	44%	45%	44%	44%
(a) Other fees includes investment management and performance fees, financing-related fees and distribution and servicing fees.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

	Quarters							Full years
(dollars in millions, unless otherwise noted)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20	FY19
Selected balance sheet data:
Average loans	$39,041	$38,360	$35,094	$32,939	$31,705	$32,967	$32,122	$32,432	$29,021
Average assets (a)	$143,630	$144,297	$148,820	$137,410	$121,197	$128,259	$107,222	$123,554	$95,932
Average deposits	$101,253	$102,896	$107,079	$98,670	$81,660	$81,568	$71,725	$83,442	$57,515

Selected metrics:
AUC/A at period end (in trillions) (b)	$11.2	$11.1	$9.9	$10.2	$9.6	$9.5	$9.5	$10.2	$9.5

Pershing
AUC/A at period end (in trillions)	$2.6	$2.8	$2.6	$2.5	$2.2	$2.1	$1.8	$2.5	$2.1
Net new assets (U.S. platform) (in billions) (c)	$13	$47	$32	$45	$17	$17	$37	$116	$111
Average active clearing accounts (in thousands) (d)	7,259	7,290	7,143	7,007	6,914	6,850	6,761	6,883	6,555

Treasury Services
Average daily U.S. dollar payment volumes (in thousands)	232,144	230,346	235,975	234,362	215,255	208,817	229,320	221,755	225,145

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$4,516	$3,898	$3,638	$3,555	$3,417	$3,573	$3,724	$3,566	$3,446
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Consists of AUC/A from the Clearance and Collateral Management and Pershing businesses.
(c) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer. The methodology used to determine net new assets has been updated to include dividends and interest. Prior period amounts have been restated for comparability.

(d) Average active clearing accounts have been expanded to include global accounts. Prior periods have been restated for comparability.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

	Quarters							Full years
(dollars in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20	FY19
Income statement:
Revenue
Investment services fees
Asset Servicing	$979	$960	$953	$896	$915	$918	$906	$3,635	$3,565
Issuer Services	281	281	246	260	299	278	263	1,100	1,129
Total investment services fees	1,260	1,241	1,199	1,156	1,214	1,196	1,169	4,735	4,694
Foreign exchange revenue	125	129	172	139	109	151	203	602	457
Other fees (a)	30	25	30	39	43	53	47	182	176
Total fee revenue	1,415	1,395	1,401	1,334	1,366	1,400	1,419	5,519	5,327
Investment and other revenue	73	38	30	30	28	49	52	159	134
Total fee and other revenue	1,488	1,433	1,431	1,364	1,394	1,449	1,471	5,678	5,461
Net interest revenue	349	354	356	378	395	445	479	1,697	1,896
Total revenue	1,837	1,787	1,787	1,742	1,789	1,894	1,950	7,375	7,357
Provision for credit losses	(19)	(58)	(50)	23	(7)	99	100	215	(11)
Noninterest expense (ex. amortization of intangible assets)	1,535	1,393	1,411	1,496	1,365	1,347	1,314	5,522	5,416
Amortization of intangible assets	8	7	8	8	9	8	9	34	41
Total noninterest expense	1,543	1,400	1,419	1,504	1,374	1,355	1,323	5,556	5,457
Income before taxes	$313	$445	$418	$215	$422	$440	$527	$1,604	$1,911

Total revenue by line of business:
Asset Servicing	$1,437	$1,382	$1,424	$1,357	$1,354	$1,463	$1,531	$5,705	$5,634
Issuer Services	400	405	363	385	435	431	419	1,670	1,723
Total revenue by line of business	$1,837	$1,787	$1,787	$1,742	$1,789	$1,894	$1,950	$7,375	$7,357

Financial ratios:
Pre-tax operating margin	17%	25%	23%	12%	24%	23%	27%	22%	26%

Memo: Securities lending revenue (b)	$45	$42	$41	$36	$37	$51	$46	$170	$163
(a) Other fees includes investment management and performance fees, financing-related fees and distribution and servicing fees.
(b) Included in investment services fees reported in the Asset Servicing business.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

	Quarters							Full years
(in millions, unless otherwise noted)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20	FY19
Selected balance sheet data:
Average loans	$8,389	$8,485	$8,374	$8,498	$8,603	$10,146	$9,667	$9,225	$8,323
Average assets (a)	$226,930	$231,152	$228,071	$215,051	$202,695	$201,212	$191,952	$202,761	$167,057
Average deposits	$198,680	$203,147	$199,845	$188,151	$176,529	$181,082	$165,548	$177,853	$143,176

Selected metrics:
AUC/A at period end (in trillions) (b)	$33.8	$33.7	$31.5	$30.6	$28.7	$27.6	$25.5	$30.6	$27.4
Market value of securities on loan at period end (in billions) (c)	$443	$456	$445	$435	$378	$384	$389	$435	$378
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Issuer Services business. Includes the AUC/A of CIBC Mellon of $1.7 trillion at Sept. 30, 2021 and June 30, 2021, $1.6 trillion at March 31, 2021, $1.5 trillion at Dec. 31, 2020, $1.4 trillion at Sept. 30, 2020, $1.3 trillion at June 30, 2020, $1.2 trillion at March 31, 2020 and $1.5 trillion at Dec. 31, 2019.

(c) Represents the total amount of securities on loan in our agency securities lending program managed by the Asset Servicing business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $68 billion at Sept. 30, 2021, $63 billion at June 30, 2021, $64 billion at March 31, 2021, $68 billion at Dec. 31, 2020, $62 billion at Sept. 30, 2020 and June 30, 2020, $59 billion at March 31, 2020 and $60 billion at Dec. 31, 2019.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

	Quarters							Full years
(dollars in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20	FY19
Income statement:
Revenue
Investment management fees	$893	$876	$850	$839	$828	$782	$812	$3,261	$3,307
Performance fees	21	14	40	45	7	5	50	107	83
Investment management and performance fees	914	890	890	884	835	787	862	3,368	3,390
Distribution and servicing fees	28	28	28	29	31	34	43	137	178
Other fees (a)	20	16	22	(6)	(9)	(16)	(27)	(58)	(101)
Total fee revenue	962	934	940	907	857	805	878	3,447	3,467
Investment and other revenue (b)	23	18	3	33	14	33	(32)	48	18
Total fee and other revenue (b)	985	952	943	940	871	838	846	3,495	3,485
Net interest revenue	47	47	48	50	47	48	52	197	222
Total revenue	1,032	999	991	990	918	886	898	3,692	3,707
Provision for credit losses	(7)	(4)	4	(8)	12	7	9	20	(1)
Noninterest expense (ex. amortization of intangible assets)	684	669	702	678	653	650	687	2,668	2,610
Amortization of intangible assets	7	8	7	9	8	8	8	33	37
Total noninterest expense	691	677	709	687	661	658	695	2,701	2,647
Income before taxes	$348	$326	$278	$311	$245	$221	$194	$971	$1,061

Total revenue by line of business:
Investment Management	$727	$700	$698	$714	$641	$621	$620	$2,596	$2,562
Wealth Management	305	299	293	276	277	265	278	1,096	1,145
Total revenue by line of business	$1,032	$999	$991	$990	$918	$886	$898	$3,692	$3,707

Financial ratios:
Pre-tax operating margin	34%	33%	28%	32%	27%	25%	22%	26%	29%
Adjusted pre-tax operating margin – Non-GAAP (c)	36%	35%	30%	34%	29%	28%	24%	29%	32%

Selected balance sheet data:
Average loans	$12,248	$11,871	$11,610	$11,497	$11,503	$11,791	$12,124	$11,728	$12,143
Average assets (d)	$30,195	$30,370	$32,066	$30,804	$30,160	$30,327	$30,543	$30,459	$29,479
Average deposits	$17,270	$17,466	$19,177	$18,144	$17,570	$17,491	$16,144	$17,340	$14,923
(a) Other fees includes investment services fees, foreign exchange revenue and financing-related fees.
(b) Investment and other revenue and total fee and other revenue are net of income attributable to noncontrolling interests related to consolidated investment management funds.
(c) Net of distribution and servicing expense. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 15 for the reconciliation of this Non-GAAP measure.

(d) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

	Quarters							Full years
(in billions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20	FY19
AUM by product type (a):
Equity	$180	$187	$173	$170	$149	$141	$120	$170	$154
Fixed income	269	272	261	259	241	224	211	259	224
Index	436	440	419	393	350	333	274	393	339
Liability-driven investments	843	841	802	855	788	752	705	855	728
Multi-asset and alternative investments	218	222	214	209	193	185	171	209	192
Cash	364	358	345	325	320	326	315	325	273
Total AUM	$2,310	$2,320	$2,214	$2,211	$2,041	$1,961	$1,796	$2,211	$1,910

Changes in AUM (a):
Beginning balance of AUM	$2,320	$2,214	$2,211	$2,041	$1,961	$1,796	$1,910	$1,910	$1,722
Net inflows (outflows):
Long-term strategies:
Equity	(5)	(3)	—	(2)	(4)	(2)	(2)	(10)	(16)
Fixed income	1	8	8	5	1	4	—	10	6
Liability-driven investments	16	11	8	15	14	(2)	(5)	22	(1)
Multi-asset and alternative investments	(2)	1	(2)	—	(3)	—	(1)	(4)	(1)
Total long-term active strategies inflows (outflows)	10	17	14	18	8	—	(8)	18	(12)
Index	(3)	(5)	3	(3)	(3)	9	3	6	(32)
Total long-term strategies inflows (outflows)	7	12	17	15	5	9	(5)	24	(44)
Short-term strategies:
Cash	7	13	19	5	(10)	11	43	49	8
Total net inflows (outflows)	14	25	36	20	(5)	20	38	73	(36)
Net market impact	4	79	(36)	93	41	143	(91)	186	191
Net currency impact	(28)	2	3	57	44	2	(61)	42	33
Ending balance of AUM	$2,310	$2,320	$2,214	$2,211	$2,041	$1,961	$1,796	$2,211	$1,910

Wealth Management client assets (b)	$307	$305	$292	$286	$265	$254	$236	$286	$266
(a) Excludes assets managed outside of the Investment and Wealth Management business segment.
(b) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

	Quarters							Full years
(in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20	FY19
Income statement:
Fee revenue	$12	$13	$9	$11	$7	$10	$6	$34	$(24)
Investment and other revenue	23	9	(36)	(28)	13	28	24	37	861
Total fee and other revenue	35	22	(27)	(17)	20	38	30	71	837
Net interest (expense)	(38)	(45)	(38)	(40)	(25)	(36)	(44)	(145)	(160)
Total revenue	(3)	(23)	(65)	(57)	(5)	2	(14)	(74)	677
Provision for credit losses	(3)	(5)	(8)	(8)	7	(9)	11	1	(8)
Noninterest expense	16	49	41	64	—	39	30	133	157
(Loss) income before taxes	$(16)	$(67)	$(98)	$(113)	$(12)	$(28)	$(55)	$(208)	$528

Selected balance sheet data:
Average loans and leases	$1,528	$1,804	$1,711	$1,794	$1,805	$1,815	$1,961	$1,843	$1,836
Average assets	$46,006	$46,510	$51,422	$54,223	$60,813	$55,561	$55,561	$56,544	$53,487

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Revised Financial Supplement the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business relative to industry competitors.

Pre-tax operating margin reconciliation - Investment and Wealth Management business
	Quarters							Full years
(dollars in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20	FY19
Income before income taxes – GAAP	$348	$326	$278	$311	$245	$221	$194	$971	$1,061

Total revenue – GAAP	$1,032	$999	$991	$990	$918	$886	$898	$3,692	$3,707
Less: Distribution and servicing expense	76	74	75	76	85	86	91	338	376
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$956	$925	$916	$914	$833	$800	$807	$3,354	$3,331

Pre-tax operating margin – GAAP (a)	34%	33%	28%	32%	27%	25%	22%	26%	29%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	36%	35%	30%	34%	29%	28%	24%	29%	32%
(a) Income before income taxes divided by total revenue.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF INCOME STATEMENT CHANGES

In conjunction with reorganizing our business segments in the fourth quarter of 2021, net securities gains (losses) were reclassified to investment and other income on the consolidated income statement. Investment and other income was renamed investment and other revenue.

The reclassifications had no impact on consolidated total revenue. Prior periods were reclassified to be comparable.

	Quarters							Full years
(in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20	FY20	FY19
Investment and other income – previously reported	$127	$89	$9	$43	$61	$132	$47	$283	$1,114	(a)
Add: Net securities gains (losses)	2	2	—	6	9	9	9	33	(18)
Investment and other revenue	$129	$91	$9	$49	$70	$141	$56	$316	$1,096
(a) Investment and other income for full year 2019 reflects the first quarter 2021 reporting changes described below. This amount was not previously published.

In order to combine items of a similar nature within total revenue and to simplify our income statement presentation, in the first quarter of 2021 we made the following reporting changes. The reclassifications had no impact on consolidated total revenue or total revenue for the business segments. Prior periods were reclassified to be comparable with the current period presentation.
• Other trading revenue was reclassified from foreign exchange and other trading revenue to investment and other income.
• Foreign exchange and other trading revenue was renamed foreign exchange revenue.
• The impact of foreign currency remeasurement was reclassified from investment and other income to foreign exchange revenue.
• Income (loss) from consolidated investment management funds was reclassified to investment and other income.
• Investment and other income was reclassified from fee revenue to other revenue. Other revenue includes investment and other income and net securities gains (losses).

									Full year
(in millions)									FY19
Foreign exchange and other trading revenue – previously reported									$654
Foreign exchange revenue									$564

Total fee revenue – previously reported									$13,236
Total fee revenue – revised									$12,178

Investment and other income – previously reported									$968
Investment and other income – revised									$1,114

Fee and other revenue – previously reported									$13,218
Fee and other revenue – revised									$13,274

Other segment
Fee revenue – previously reported									$853
Fee (loss) revenue – revised									$(24)

Net securities (losses) – previously reported									$(16)
Investment and other revenue									$861